SUMMARY PROSPECTUS

FEBRUARY 28, 2017

2020 HIGH WATERMARK FUND

(CLASS A AND CLASS C SHARES)

The Fund's Statutory Prospectus and Statement of Additional Information dated February 28, 2017 and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference.

Before you invest, you may want to review the Fund's Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Statutory Prospectus and the above incorporated information online at www.aig.com/funds. You can also get this information at no cost by calling (800) 858-8850, by sending an e-mail request to mutualfundinquiry@aig.com or by writing to the Trust at AIG Fund Services, Inc., Mutual Fund Operations, Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311.

The Securities and Exchange Commission has not approved or disapproved these securities, nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

Investment Goals

The 2020 High Watermark Fund (the "2020 High Watermark Fund" or the "Fund") seeks capital appreciation to the extent consistent with preservation of capital investment gains in order to have a net asset value per share ("NAV") on August 31, 2020, its Protected Maturity Date, at least equal to the Protected High Watermark Value. The Fund seeks high total return as a secondary objective.

On the Fund's Protected Maturity Date, the Fund is designed to return to shareholders the highest NAV attained during the life of the Fund, adjusted as a result of dividends, distributions and any extraordinary expenses. This NAV is the Fund's "high watermark value," which is referred to in this Prospectus as the Fund's Protected High Watermark Value. Shareholders must hold their shares until August 31, 2020, the Protected Maturity Date, in order to be entitled to redeem their shares for the Protected High Watermark Value.

The Fund's undertaking that shareholders in the Fund will be entitled to redeem their shares on the Protected Maturity Date for the Protected High Watermark Value is backed by a master agreement ("Master Agreement") between SunAmerica Specialty Series (the "Trust"), on behalf of the Fund, and Prudential Global Funding, LLC ("PGF"), under which PGF will pay to the Fund any shortfall between the Protected High Watermark Value and the actual NAV on the Fund's Protected Maturity Date, provided certain conditions are met. PGF's obligations are guaranteed by its parent, Prudential Financial, Inc.

An Early Closure Condition occurred with respect to the Fund. This Early Closure Condition required the Fund to close to new investments, but did not require the Fund to irrevocably allocate its assets to its fixed income portfolio.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the AIG fund complex. More information about these and other discounts is available from your financial professional and in the "Shareholder Account Information-Sales Charge Reductions and Waivers" section on page 9 of the Fund's Prospectus and in the "Additional Information Regarding Purchase of Shares" section on page 31 of the Fund's statement of additional information.

SunAmerica Specialty Series

2020 HIGH WATERMARK FUND

	Class A		Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		5.75%		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)		None		1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.65%		0.65%
Distribution and/or Service (12b-1) Fees		0.35%		1.00%
Other Expenses		1.17%		1.64%
Master Agreement Fee(2)	0.35%		0.35%
Total Annual Fund Operating Expenses Before Fee Waivers and/or Expense Reimbursement		2.17%		3.29%
Fee Waivers and/or Expense Reimbursement(3)(4)		0.52%		0.99%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement(3)(4)		1.65%		2.30%

(1)  Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge ("CDSC") on redemptions made within two years of purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See pages 8-10 of the Prospectus for more information about CDSCs.

(2)  This fee is paid to PGF under the Master Agreement and is a component of Other Expenses.

(3)  Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC ("SunAmerica") is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 1.65% for Class A shares and 2.30% for Class C shares. For purposes of the Expense Limitation Agreement, "Total Annual Fund Operating Expenses" shall not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund's business. This Agreement will continue in effect indefinitely, unless terminated by the Board of Trustees, including a majority of the trustees of the Board who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended.

(4)  Any waivers and/or reimbursements made by SunAmerica are subject to recoupment from the Fund within two years after the occurrence of the waiver and/or reimbursement, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the expense caps in effect at the time the waiver and/or reimbursement occurred.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$733	$1,065	$1,420	$2,417
Class C Shares	$333	$718	$1,230	$2,473

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$733	$1,065	$1,420	$2,417
Class C Shares	$233	$718	$1,230	$2,473

SunAmerica Specialty Series

2020 HIGH WATERMARK FUND

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies and Techniques of the Fund

The Fund seeks to generate capital appreciation by dynamically allocating its portfolio exposure to U.S. equity markets (consisting of exchange traded S&P 500 Index futures and options on those futures or options on the index) and to U.S. fixed income markets (consisting of U.S. government securities, primarily STRIPS and other zero-coupon securities, and money market instruments). Exposures to both markets are managed to minimize the risk of loss of principal and investment gains over the life of the Fund (the Investment Period) and to become generally more conservative (that is, less exposed to equity markets) as the Fund's Protected Maturity Date approaches. Under normal market conditions, the Fund will initially seek significant equity exposures and relatively long duration fixed income exposures and will be managed such that, as the Protected Maturity Date approaches, Fund holdings are increasingly devoted to high-grade, short-term fixed income securities.

The Fund's subadviser, Trajectory Asset Management LLC ("Trajectory" or the "Adviser"), implements its proprietary strategy through a disciplined quantitative investment approach that seeks to maximize prospects for capital appreciation while attempting to preserve investment gains and controlling investment risk, particularly the risk of a shortfall between the Protected High Watermark Value and the actual NAV of the Fund on its Protected Maturity Date.

The principal investment strategies and principal investment techniques of the Fund may be changed without shareholder approval.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund's investment goals will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment goals. You could lose money on an investment in the Fund.

The principal risks of an investment in the Fund involve opportunity costs, interim redemption risk (i.e., the risks associated with redemption prior to the Fund's Protected Maturity Date), and early closure or early termination risk, as well as the risks associated with exposure to the equity and fixed income markets.

Opportunity Costs. Opportunity costs involve the likelihood that the Fund's equity exposure drops to a low level or is eliminated altogether during periods of low interest rates or declining equity markets. This would reduce the Fund's ability to participate in upward equity market movements and, therefore, represents some loss of opportunity compared to a portfolio that is fully invested in equities. In addition, the terms of the Master Agreement prescribe certain investment parameters within which the Fund must be managed during the Investment Period to preserve the benefit of the Master Agreement. Accordingly, the Master Agreement could limit the Adviser's ability to alter the allocation of Fund assets in response to changing market conditions. The terms of the Master Agreement could require the Fund to liquidate an equity index futures position when it otherwise would not be in the shareholders' best interests. Under certain circumstances, the Master Agreement may also require all of the Fund's assets to be invested in fixed income securities.

Interim Redemption Risk. Investors can realize significant losses if they redeem their shares before the Fund's Protected Maturity Date due to the possibility of a shortfall between the Protected High Watermark Value that investors earn if shares are held to the Fund's Protected Maturity Date and the actual NAV of Fund shares on the date of redemption. This shortfall could be more pronounced in an environment of rising interest rates or a declining stock market.

SunAmerica Specialty Series

2020 HIGH WATERMARK FUND

Early Closure Risk. An Early Closure Condition is a circumstance where the Adviser allocates all of the Fund's assets to fixed income securities and/or the yield on the fixed income portfolio is insufficient to cover the Fund's operating expenses in which case the Fund will close to new investments. An Early Closure Condition has occurred, under which the Fund has closed to new investments, other than to existing shareholders in connection with the automatic reinvestment of dividends and capital gains distributions.

Early Termination Risk. Under the Master Agreement, if certain low interest rate conditions occur and the Fund is within three years of its Protected Maturity Date, the Fund can terminate early. If the Fund terminates early under these circumstances, the Fund's Protected High Watermark Value will be accelerated and shareholders will receive the benefit of the Protected High Watermark Value. If the Fund was to terminate before the Fund's Protected Maturity Date (an Early Fund Termination) and the Trust's Board of Trustees determines to liquidate the Fund, an investor would have to locate an alternative investment for his or her assets until the otherwise scheduled Protected Maturity Date, which could involve transaction expenses.

Risk of Exposure to Both Equity and Fixed Income Markets. Because the Fund participates in both the equity and debt markets, the Fund may underperform stock funds when stocks are in favor and underperform bond funds when stocks are out of favor.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund's performance from calendar year to calendar year, and compare the Fund's average annual returns, before and after taxes, to those of the Dow Jones Target Maturity 2020 Index, a broad measure of market performance. Sales charges are not reflected in the Bar Chart. If these amounts were reflected, returns would be less than those shown. However, the Table includes all applicable fees and sales charges. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund's performance can be obtained by visiting www.aig.com/funds or can be obtained by phone at 800-858-8850 x6003.

During the period shown in the Bar Chart, the highest return for a quarter was 12.22% (quarter ended 09/30/11) and the lowest return for a quarter was -7.24% (quarter ended 3/31/08).

SunAmerica Specialty Series

2020 HIGH WATERMARK FUND

Average Annual Total Returns (as of the periods ended December 31, 2016)

	Past One Year	Past Five Years	Past Ten Years
Class C	-0.59%	-0.11%	-0.02%
Class A	-4.78%	-0.63%	0.05%
Return After Taxes on Distributions (Class A)	-5.80%	-1.61%	-0.97%
Return After Taxes on Distributions and Sale of Fund Shares (Class A)(1)	-2.71%	-0.90%	-0.30%
Dow Jones Target Maturity 2020 Index	6.28%	7.57%	5.56%

(1)  When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A. After-tax returns for other classes will vary.

Investment Adviser and Subadviser

The Fund's investment adviser is SunAmerica. The Fund's subadviser is Trajectory.

Portfolio Managers

The Fund is managed by the Adviser's team of portfolio managers led by Juan M. Ocampo.

Name	Portfolio Manager of the Fund Since	Title
Juan M. Ocampo	2004	President at Trajectory
Marita Ben Ari, CFA	2005	Vice President at Trajectory

Purchase and Sale of Fund Shares

The Fund's initial investment minimums generally are as follows:

Minimum Initial Investment	Class A and Class C Shares • non-retirement account: $500 • retirement account: $250 • dollar cost averaging: $500 to open; you must invest at least $25 a month
Minimum Subsequent Investment	• non-retirement account: $100 • retirement account: $25

The Fund no longer accepts orders to buy shares from new investors or existing shareholders. The Fund will, however, continue to accept reinvestments of dividends and capital gains distributions from existing investors.

You may sell shares of the Fund each day the New York Stock Exchange is open. You should contact your broker, financial adviser or financial institution, or, if you hold your shares through the Fund, you should contact the Fund by phone at 800-858-8850, by regular mail (AIG Funds c/o BFDS, PO Box 219186, Kansas City, MO 64121-9186), by express, certified

SunAmerica Specialty Series

2020 HIGH WATERMARK FUND

and registered mail (AIG Funds c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514), or via the Internet at www.aig.com/funds.

Tax Information

The Fund's dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

HACSP-2/17

SunAmerica Specialty Series

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